                                                                  EXHIBIT 10.1.7
                       AMENDMENT NO. 7 TO CREDIT AGREEMENT

               This AMENDMENT No. 7 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 27, 1999, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP. (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as amended by Amendment No. 1, dated as of December 31, 1996, Amendment No. 2, dated as of April 1, 1997, Amendment No. 3, dated as of June 27, 1997, Amendment No. 4, dated as of October 6, 1998, Amendment No. 5, dated as of February 12, 1999, and Amendment No. 6, dated as of July 26, 1999, the "Agreement"), among the Obligors, the Agent and the Lenders.

                              W I T N E S S E T H:

               WHEREAS, pursuant to Amendment No. 6 to Credit Agreement and Limited Waiver, dated as of July 26, 1999 (as amended, "Amendment No. 6"), among the Obligors, the Agent and the Lenders, the Lenders agreed, on the terms and subject to the conditions set forth therein, to waive certain Defaults under the Agreement (the "July Covenant Defaults") for a limited period ending not later than December 31, 1999 (the "Waiver Expiration Date") unless an amendment to the Agreement pursuant to which the July Covenant Defaults shall be permanently waived and the Loans, or any terms or covenants relating thereto, shall be restructured (a "Restructuring Amendment") shall have become effective prior to the Waiver Expiration Date;

               WHEREAS, pursuant to the Amendment and Limited Waiver, dated as of September 22, 1999 (as amended, the "September Limited Waiver"), among the Obligors, the Agent and the Lenders, the Lenders agreed, on the terms and subject to the conditions set forth therein, to waive certain Defaults under the Agreement (the "September Covenant Defaults" and, together with the July Covenant Defaults, the "Covenant Defaults") for a limited period ending not later than the Waiver Expiration Date unless the Restructuring Amendment shall have become effective prior to the Waiver Expiration Date; and

               WHEREAS, pursuant to this Amendment, which is the Restructuring Amendment referred to above, the Obligors, the Agent and the Lenders desire to
(i) permanently waive the Covenant Defaults and (ii) amend certain provisions of the Agreement to, inter alia, extend the Commitment Termination Date with respect to the Revolving Credit Loan, increase the interest rates applicable to all Loans and modify the financial covenants contained in Annex F to the Agreement.

               NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

               2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein on the first date (the "Effective Date") on which each of the following conditions shall be satisfied or waived:

                (a) Execution of Amendment. Each Obligor (other than CPI Sales Corp., a Barbados corporation ("CPI Sales Corp.")), the Agent, the Requisite Lenders and, for purposes of Section 3(c) of this Amendment, each Lender that has a Revolving Credit Commitment shall have executed a copy of this Amendment (whether the same or different copies) and shall have delivered the same to the Agent.

                (b) Reaffirmation. Each Guarantor (other than CPI Sales Corp.) shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Guaranty in substantially the form attached hereto as Exhibit A (the "Reaffirmation of Guaranty"). Each Pledgor (as such term is defined in the Pledge Agreement) shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Pledge Agreement in substantially the form attached hereto as Exhibit B (the "Reaffirmation of Pledge Agreement").

                (c) Opinion of Counsel. The Lenders shall have received from Irell & Manella LLP, special US counsel to certain of the Obligors, the Guarantors and the Pledgors, an opinion addressed to the Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit C.

                (d) Governing Documents; Proceedings.

                        (i) The Lenders shall have received a certificate of the
                Secretary or an Assistant Secretary of each Obligor, Guarantor and Pledgor (in each case, other than CPI Sales Corp.), dated the Effective Date, certifying (A) that the Articles or Certificate of Incorporation (or similar organizational document) and Bylaws of such Obligor, Guarantor or Pledgor, as the case may be, previously delivered to the Lenders are true, correct and complete, have not been amended and remain in effect on the Effective Date, (B) that attached thereto is a true, complete and correct and complete copy of resolutions duly adopted by the Board of Directors of such Obligor, Guarantor or Pledgor, as the case may be, which resolutions remain in full force and effect without amendment or modification and which authorize the execution, delivery and performance by such Obligor, Guarantor or Pledgor, as the case may be, of the Loan Documents to which it is a party (as such Loan Documents are amended, modified and supplemented by this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement) and the consummation of the transactions contemplated hereby and thereby, (C) that no proceedings have been commenced for the dissolution or liquidation of such Obligor, Guarantor or Pledgor, as the case may be, and (D) the incumbency, signature and authority of the officer of such Obligor, Guarantor or Pledgor, as the case may be, who will execute and deliver this Amendment, the Reaffirmation of Guaranty and/or the Reaffirmation of Pledge Agreement.

                        (ii) The Lenders shall have received a certificate,
                dated the Effective Date, of an officer of each Obligor, Guarantor and Pledgor (in each case, other than CPI Sales Corp.) certifying that the representations and warranties of such Person contained in the Loan Documents to which such Person is a party (as such Loan Documents are amended, modified and supplemented by this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement) are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

                (e) No Litigation. The Requisite Lenders and each Lender that has a Revolving Credit Commitment shall be satisfied that, on the Effective Date, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Obligors, the Guarantors and the Pledgors from consummating the transactions described in, or from performing any of their respective obligations under, the Loan Documents (as such Loan Documents are amended, modified and supplemented by this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement).

                (f) No Default; Representations and Warranties. The Requisite Lenders and each Lender that has a Revolving Credit Commitment shall be satisfied that, on the Effective Date and after giving effect to this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement, (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of each Obligor, each Guarantor and each Pledgor contained in the Loan Documents to which such Person is a party are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

                (g) Consent Fee. For consenting to the amendments contained in this Amendment, the Lenders that execute this Amendment shall have received on the Effective Date the following fees:

                        (i) each Lender that executes this Amendment shall have
                received a fee in immediately available funds equal to the product of (A) 0.375% and (B) the aggregate amount of such Lender's Commitments; provided that the amount of the fee payable to each such Lender hereunder shall be reduced by the amount of the fee heretofore received by such Lender pursuant to
                Section 2(b) of Amendment No. 6; and

                        (ii) each Lender that has a Revolving Credit Commitment
                shall have received a fee (in addition to the fee payable pursuant to the immediately preceding clause (i)) in immediately available funds equal to the product of (A) 0.125% and (B) the amount of such Lender's Revolving Credit Commitment.

                (h) Other Payments. The Agent and each Lender shall have received all other amounts, if any, amounts owing from the Obligors to such Person through and including the Effective Date.

                3. Amendments. As of the Effective Date:

                (a) The defined term "Applicable Base Rate Margin" set forth in Annex A to the Agreement shall be amended and restated in its entirety as follows:

                "Applicable Base Rate Margin" shall mean a rate per annum determined as follows: (a) in the case of the Revolving Credit Loan and the Term Loan A, from December 27, 1999 until the date that a Margin Determination Certificate is thereafter delivered pursuant to SECTION 1.8(c), the Applicable Base Rate Margin shall be 1.50% per annum, and on and after the date that such Margin Determination Certificate is delivered, as of any date of determination, the Applicable Base Rate Margin shall be (i) the rate per annum set forth in the table below opposite Borrower's Interest Coverage Ratio for the immediately preceding four fiscal quarters as set forth in the applicable Margin Determination Certificate:

                                                 Applicable Base Rate Margin

                                                          Revolving
                                                         Credit Loan
                Interest Coverage Ratio                  Term Loan A
                -----------------------                  -----------
                Less than 2.00:1                             1.50%

                Greater than or equal to
                2.00:1 but less than 2.75:1                  1.25%

                Greater than or equal to
                2.75:1 but less than 3.50:1                  1.00%

                Greater than or equal to 3.50:1              0.75%

                or (ii) in the event that a Margin Determination Certificate is not delivered at the time required pursuant to SECTION 1.8(c), the Applicable Base Rate Margin shall be 1.50% per annum and (b) in the case of Term Loan B, 2.00% per annum; provided, however, in the case of Swingline Loans, the "Applicable Base Rate Margin" shall be 0.50% less than the rate determined pursuant to clause (a) above."

                (b) The defined term "Applicable Eurodollar Rate Margin" set forth in Annex A to the Agreement shall be amended and restated in its entirety as follows:

                "Applicable Eurodollar Rate Margin" shall mean a rate per annum determined as follows: (a) in the case of the Revolving Credit Loan and the Term Loan A, from December 27, 1999 until the date that a Margin Determination Certificate is thereafter delivered pursuant to SECTION 1.8(c), the Applicable Eurodollar Rate Margin shall be 3.00% per annum, and on and after the date that such Margin Determination Certificate is delivered, as of any date of determination, the Applicable Eurodollar Rate Margin shall be (i) the rate per annum set forth in the table below opposite Borrower's Interest Coverage Ratio for the immediately preceding four fiscal quarters as set forth in the applicable Margin Determination Certificate:

                                              Applicable Eurodollar Rate Margin
                                              ---------------------------------

                                                            Revolving
                                                           Credit Loan
                Interest Coverage Ratio                    Term Loan A
                -----------------------                    -----------
                Less than 2.00:1                              3.00%

                Greater than or equal to
                2.00:1 but less than 2.75:1                   2.75%

                Greater than or equal to
                2.75:1 but less than 3.50:1                   2.50%

                Greater than or equal to 3.50:1               2.25%

                or (ii) in the event that a Margin Determination
                Certificate is not delivered at the time required pursuant to SECTION 1.8(c), the Applicable Eurodollar Rate Margin shall be 3.00% per annum and (b) in the case of Term Loan B, 3.50% per annum."

                (c) The reference to "August 11, 2000" contained in clause (a) of the defined term "Commitment Termination Date" set forth in Annex A to the Agreement shall be amended to read "January 2, 2001".

                (d) Paragraph 1 of Annex D to the Credit Agreement shall be amended (i) by inserting a "," in place of the word "and" which appears immediately preceding clause (vi) thereof and (ii) by inserting a new clause (vii) immediately following the end of such clause (vi) as follows:

                "and (vii) a certification of the Chief Financial Officer of Borrower that Borrower is or is not, as the case may be, in compliance with the financial covenant set forth in paragraph 4 of Annex F to the Agreement and showing in reasonable detail the calculations used in determining such compliance or non-compliance".

                (e) Paragraph 2 of Annex D to the Credit Agreement shall be amended by deleting clause (i) thereof in its entirety and substituting the following therefor:

                "(i) a copy of the internally prepared Consolidated income statement, statement of cash flows and balance sheet, each of which will provide comparisons to the forecasts and projections delivered to the Agent and the Lenders by the Borrower on December 8, 1999 for that monthly period and the year to date period, and to actual results for the corresponding monthly period and the year to date period during the prior year, and copies of its internally prepared financial statements of each division of the Borrower, all in a format consistent with the forecasts and projections delivered to the Agent and the Lenders by the Borrower on July 12, 1999;"

                (f) Paragraphs 1, 2 and 3 contained in Annex F to the Agreement shall be amended and restated as set forth in Annex I hereto.

                (g) Paragraph 4 contained in Annex F to the Agreement shall be renumbered as paragraph 5 and a new paragraph 4, as set forth in Annex II hereto, shall be inserted into such Annex F immediately following paragraph 3 thereof.

                (h) Annex F to the Agreement shall be amended by adding the following defined term immediately following the defined term "Leverage Ratio":

                "Monthly Test Period" shall mean, as of the end of any Fiscal Month, the immediately preceding twelve (12) Fiscal Months, including the Fiscal Month then ending, taken as one period."

               4. Additional Agreements. Without limiting any of the restrictions otherwise contained in the Agreement, from and after the date hereof and until the Termination Date, no Obligor shall:

                (i) directly or indirectly, by operation of law or otherwise, enter into a merger, acquisition or joint venture for the purposes described in clause (c) of Section 6.1 of the Agreement;

                (ii) enter into any transactions described in clauses (c), (f) or (j) of the defined term "Permitted Affiliate Transactions" set forth in Annex A to the Agreement other than:

                        (x) a loan from Borrower to Mr. Bart Petrini, Chief
                Executive Officer of Borrower, in the amount of $80,000 for the purpose of enabling Mr. Petrini to acquire Stock in Parent under the 1995 Management Equity Plan (or any successor thereto or replacement thereof) (the "Petrini Loan") pursuant to clause (f) of such defined term; and

                        (y) payments of annual fees and reasonable and customary
                fees for financial advisory and investment banking services provided to Borrower and its Subsidiaries in accordance with the provisions of the Management Services Agreement pursuant to clause (j) of such defined term, provided that, although such fees may be accrued, they shall be payable in any Fiscal Quarter only if, at the time of the payment of any such fees, Consolidated EBITDA exceeds $34,000,000 for the two immediately preceding Test Periods and then only in an aggregate amount not to exceed in such Fiscal Quarter the amount by which Consolidated EBITDA for the immediately preceding Test Period exceeds $34,000,000;

                (iii) create, incur, assume or permit to exist any Indebtedness described in clauses (i) or (o) of the defined term "Permitted Indebtedness" set forth in Annex A to the Agreement other than:

                        (x) any such Indebtedness existing on or before June 30,
                1999; and

                        (y) any such Indebtedness described in clause (i) of the
                defined term "Permitted Indebtedness" arising from the obligation of Parent to repurchase (other than as a result of any act or omission of any Obligor) any Stock, Stock options or Stock equivalents from any employee or officer of any Obligor pursuant to the terms of the 1995 Management Equity Plan (or any successor thereto or replacement thereof) in connection with a "put" of any such Stock, Stock options or Stock equivalents to the relevant Obligor thereunder, provided that no repurchases in connection with any such "put" shall be made except in accordance with Section 4(v)(w) below.

                (iv) make any investment in, or make or accrue loans or advances of money or extend credit to, any Person, through the direct or indirect holding of securities or otherwise, or purchase or acquire any stock, obligations or securities of, or make any capital contribution to, any Person for the purposes described in clauses (e) or (g) of the defined term "Permitted Investments" set forth in Annex A to the Agreement (other than the Petrini Loan pursuant to clause (e) of such defined term); or

                (v) make any investments, incur any Indebtedness or otherwise make any payments for the purposes described in clause (b) of Section
        6.14 of the Agreement other than:

                        (w) repurchases of Stock, Stock equivalents, or Stock
                options from employees or officers of any Obligor pursuant to sub-clause (ii) of such clause (b), provided that such repurchases shall be permitted in any Fiscal Quarter only if, at the time of any such repurchases, Consolidated EBITDA exceeds $34,000,000 for the two immediately preceding Test Periods and the aggregate amount of such repurchases in such Fiscal Quarter does not exceed the amount by which Consolidated EBITDA for the immediately preceding Test Period exceeds $34,000,000;

                        (x) the Petrini Loan pursuant to sub-clause (iii)(A) of
                such clause (b);

                        (y) the payments described in sub-clauses (iii)(B) and
                (iii)(D) of such clause (b); and

                        (z) the payment pursuant to sub-clause (iii)(C) of such
                clause (b) of fees in accordance with the provisions of the Management Services Agreement, provided that, although such fees may be accrued, they shall be payable in any Fiscal Quarter only if, at the time of the payment of any such fees, Consolidated EBITDA exceeds

                $34,000,000 for the two immediately preceding Test Periods and then only in an aggregate amount not to exceed in such Fiscal Quarter the amount by which Consolidated EBITDA for the immediately preceding Test Period exceeds $34,000,000;

provided, that (I) nothing in this Section 4 shall limit or restrict the ability of Parent to make payments to reimburse the reasonable expenses of LGP in accordance with the provisions of the Management Services Agreement to the extent otherwise permitted under the terms of the Agreement and (II) in the event that the certification required pursuant to clause (ii) of paragraph 3 of Annex D to the Agreement for any Fiscal Quarter is not delivered at the time required, Consolidated EBITDA for the Test Period determined as of the last day of the applicable Fiscal Quarter shall be deemed to be less than $34,000,000.

               5. CPI Sales Corp. The Borrower represents to the Agent and to each of the Lenders that, on and as of the Effective Date, CPI Sales Corp. does not own or hold any material assets or conduct any material business. No later than 30 days after the Effective Date, the Borrower shall cause CPI Sales Corp. to duly authorize, execute and deliver to the Agent a counterpart of this Amendment and the Reaffirmation of Guaranty, together with certificates certifying as to the matters set forth in Section 2(d) of this Agreement. Until such time as CPI Sales Corp. shall have delivered to the Agent the executed counterparts and certificates in accordance with the immediately preceding sentence, the Borrower covenants and agrees that it shall not permit CPI Sales Corp. to own or hold any material assets or conduct any material business.

               6. Covenant Default Waiver. As of the Effective Date, the Lenders permanently waive each of the Covenant Defaults to the extent and as specifically set forth in Amendment No. 6 and in the September Limited Waiver, as the case may be, and agree that the provisions in Amendment No. 6 and in the September Limited Waiver for the expiration of the waivers of the Covenant Defaults shall have no further force and effect.

               7. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement.

               8. Miscellaneous.

               (a) The waiver given in Section 5 hereof is made once only with respect to the specific provisions of the Agreement set forth above and is made only to the extent and for the limited purpose and period described herein. Such waiver is not to be construed as a waiver for any purpose other than as specifically set forth in this Amendment and shall not constitute an agreement or obligation of the Agent or any Lender to grant any other or any future waiver. No waiver of the Covenant Defaults hereunder shall suspend, waive or effect any other Default or Event of Default under the Agreement.

               (b) Except as expressly modified by this Amendment, the Agreement and Schedules and Annexes thereto shall continue to be and remain in full force and effect in accordance with their terms. Any future reference to the Agreement and Schedules and Annexes thereto shall, from and after the Effective Date, be deemed to be a reference to the Agreement and Schedules and Annexes thereto as amended by this Amendment.

               (c) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

               (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

               (e) This Amendment may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

               (f) Each Obligor hereby ratifies, affirms, acknowledges and agrees that the Agreement (as modified herein) and each of the other Loan Documents to which it is a party constitute its valid, binding and enforceable obligations, and each such Obligor further acknowledges that there are no existing claims, counterclaims, defenses or rights of setoff whatsoever with respect to the Agreement (as modified herein) or any of the other Loan Documents.

               (g) Each Obligor fully, finally, and absolutely and forever releases and discharges the Agent and each Lender and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of such Obligor, whether now known or unknown to such Obligor, and whether contingent or matured, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of the Agent and the Lenders in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment.

                          *          *         *

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         COMMUNICATIONS & POWER
                                           INDUSTRIES, INC.



                                         By /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name  Lynn E. Harvey
                                             Title:   Chief Financial Officer,
                                                      Treasurer and Secretary


                                         COMMUNICATIONS & POWER
                                         INDUSTRIES HOLDING CORPORATION



                                         By /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name  Lynn E. Harvey
                                             Title:   Chief Financial Officer,
                                                      Treasurer and Secretary


                                         CPI SUBSIDIARY HOLDINGS INC.



                                         By  /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Secretary

                                         COMMUNICATIONS & POWER
                                         INDUSTRIES INTERNATIONAL INC.



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Secretary


                                         COMMUNICATIONS & POWER
                                         INDUSTRIES ASIA INC.



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Treasurer


                                         COMMUNICATIONS & POWER
                                         INDUSTRIES ITALIA S.R.L.



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   (Per Power of Attorney)


                                         COMMUNICATIONS & POWER
                                         INDUSTRIES EUROPE LIMITED



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Secretary

                                         COMMUNICATIONS & POWER
                                         INDUSTRIES CANADA INC.



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Vice President


                                         COMMUNICATIONS & POWER
                                         INDUSTRIES AUSTRALIA
                                         PTY LIMITED



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   (Per Power of Attorney)


                                         CPI SALES CORP.



                                         By     /s/ Lynn E. Harvey
                                           -------------------------------------
                                             Name:  Lynn E. Harvey
                                             Title:   Secretary and Treasurer


                                         BANKERS TRUST COMPANY,
                                         as Lender and as Agent



                                         By     /s/ Mary Jo Jolly
                                           -------------------------------------
                                             Name:  Mary Jo Jolly
                                             Title:   Assistant Vice President

                                         DRESDNER BANK AG,
                                         New York and Grand Cayman Branches



                                         By     /s/ John W. Sweeney
                                           -------------------------------------
                                             Name:  John W. Sweeney
                                             Title:    Vice President



                                         By     /s/ John R. Morrison
                                           -------------------------------------
                                             Name: John R. Morrison
                                             Title:    Vice President


                                         U.S. BANK NATIONAL ASSOCIATION
                                         (f/k/a FIRST BANK NATIONAL ASSOCIATION)



                                         By     /s/ Kurt D. Egertson
                                           -------------------------------------
                                             Name:  Kurt D. Egertson
                                             Title:    Vice President


                                         MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND, INC.



                                         By     /s/ Joseph Moroney
                                           -------------------------------------
                                             Name:  Joseph Moroney
                                             Title:    Authorized Signatory

                                         ROYALTON COMPANY

                                         By PACIFIC INVESTMENT MANAGEMENT
                                               COMPANY, as Investment Adviser



                                         By     /s/ Raymond Kennedy
                                           -------------------------------------
                                             Name:   Raymond Kennedy
                                             Title:     Senior Vice President


                                         SENIOR DEBT PORTFOLIO

                                         By BOSTON MANAGEMENT AND RESEARCH,
                                               as Investment Adviser



                                         By     /s/ Payson F. Swaffield
                                           -------------------------------------
                                             Name:   Payson F. Swaffield
                                             Title:     Vice President


                                         EATON VANCE SENIOR INCOME TRUST

                                         By EATON VANCE MANAGEMENT
                                               as Investment Adviser



                                         By     /s/ Payson F. Swaffield
                                           -------------------------------------
                                             Name:   Payson F. Swaffield
                                             Title:     Vice President


                                         UNION BANK OF CALIFORNIA, N.A.



                                         By     /s/ Richard Faulkner
                                           -------------------------------------
                                             Name:   Richard Faulkner
                                             Title:     Vice President

                                                                         ANNEX I
                                                                              to
                                                                 AMENDMENT NO. 7

               1. Borrower will not permit Consolidated EBITDA for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:

                                                        Consolidated
            Fiscal Quarter                                 EBITDA
            --------------                              ------------
               Q1, 2000                                 $25,500,000
               Q2, 2000                                 $25,500,000
               Q3, 2000                                 $28,500,000
               Q4, 2000                                 $29,000,000

               Q1, 2001                                 $29,000,000
               Q2, 2001                                 $29,000,000
               Q3, 2001                                 $30,000,000
               Q4, 2001                                 $30,500,000

               Q1, 2002                                 $30,500,000
               Q2, 2002                                 $30,500,000
               Q3, 2002                                 $31,000,000
               Q4, 2002                                 $32,000,000


               2. Borrower will not permit the Interest Coverage Ratio for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:

               Fiscal Quarter                                Ratio
               --------------                                -----
                   Q1, 2000                                 1.50:1.0
                   Q2, 2000                                 1.50:1.0
                   Q3, 2000                                 1.65:1.0
                   Q4, 2000                                 1.70:1.0

                   Q1, 2001                                 1.70:1.0
                   Q2, 2001                                 1.70:1.0
                   Q3, 2001                                 1.80:1.0
                   Q4, 2001                                 1.90:1.0

                   Q1, 2002                                 1.90:1.0
                   Q2, 2002                                 1.90:1.0
                   Q3, 2002                                 2.00:1.0
                   Q4, 2002                                 2.10:1.0

                                                                         ANNEX I
                                                                              to
                                                                 AMENDMENT NO. 7


               3. Borrower will not permit the Leverage Ratio for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be more than the amount set forth opposite such Fiscal Quarter:

              Fiscal Quarter                               Ratio
              --------------                               -----
                 Q1, 2000                                 6.20:1.0
                 Q2, 2000                                 6.20:1.0
                 Q3, 2000                                 5.50:1.0
                 Q4, 2000                                 5.25:1.0

                 Q1, 2001                                 5.25:1.0
                 Q2, 2001                                 5.25:1.0
                 Q3, 2001                                 5.00:1.0
                 Q4, 2001                                 4.75:1.0

                 Q1, 2002                                 4.75:1.0
                 Q2, 2002                                 4.75:1.0
                 Q3, 2002                                 4.50:1.0
                 Q4, 2002                                 4.20:1.0

                                                                        ANNEX II
                                                                              to
                                                                 AMENDMENT NO. 7


               4. Borrower will not permit Consolidated EBITDA for any Monthly Test Period, determined as of the last day of the applicable Fiscal Month set forth below to be less than the amount set forth opposite such Fiscal Month:

                                                     Consolidated
            Fiscal Month                               EBITDA
            ------------                             ------------
            December 1999                            $25,500,000
            January 2000                             $25,500,000
            February 2000                            $25,500,000
            March 2000                               $25,500,000
            April 2000                               $25,500,000
            May 2000                                 $25,500,000
            June 2000                                $28,500,000
            July 2000                                $28,500,000
            August 2000                              $28,500,000
            September 2000                           $29,000,000
            October 2000                             $29,000,000
            November 2000                            $29,000,000
            December 2000                            $29,000,000


            January 2001                             $29,000,000
            February 2001                            $29,000,000
            March 2001                               $29,000,000
            April 2001                               $29,000,000
            May 2001                                 $29,000,000
            June 2001                                $30,000,000
            July 2001                                $30,000,000
            August 2001                              $30,000,000
            September 2001                           $30,500,000
            October 2001                             $30,500,000
            November 2001                            $30,500,000
            December 2001                            $30,500,000

                                                                        ANNEX II
                                                                              to
                                                                 AMENDMENT NO. 7


            January 2002                             $30,500,000
            February 2002                            $30,500,000
            March 2002                               $30,500,000
            April 2002                               $30,500,000
            May 2002                                 $30,500,000
            June 2002                                $31,000,000
            July 2002                                $31,000,000
            August 2002                              $31,000,000
            September 2002                           $32,000,000
            October 2002                             $32,000,000
            November 2002                            $32,000,000
            December 2002                            $32,000,000